===================================================================================

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 19, 2005

ALR Technologies Inc.
 (Exact name of registrant as specified in its charter)

NEVADA	000-30414	30-0157702
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

114M Reynolda Village
Winston-Salem, NC 27106
 (Address of principal executive offices and Zip Code)

(604) 685-0902
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

===================================================================================

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION

On January 6, 2005, the registrant amended its articles of incorporation, and in particular amended Article IV - Authorization of Capital in order to increase its authorized capital from 75,000,000 shares of common stock, $0.001 par value per share to 350,000,000 shares of common stock, $0.001 par value per share.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of January, 2005.

ALR TECHNOLOGIES INC.

BY:	/s/ Stanley Cruitt
Stanley Cruitt
President and a member of the Board of Directors